UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 29, 2017

WORTHINGTON INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-08399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085
(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

    and

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to both Item 2.02 and Item 7.01:

On March 29, 2017, Worthington Industries, Inc. (the “Registrant” or “Worthington”) issued a news release reporting results for the three-month period (third quarter of fiscal year 2017) and nine-month period ended February 28, 2017.  A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

Worthington has changed the date of its upcoming 2017 Annual Meeting of Shareholders to September 27, 2017 from September 28, 2017 as previously reported in the Proxy Statement for Worthington’s 2016 Annual Meeting of Shareholders which was dated August 16, 2016 and filed with the Securities and Exchange Commission on the same day.

Item 9.01. Financial Statements and Exhibits.

(a)-(c)  Not applicable.

(d)       Exhibits:

Exhibit No.	Description
99.1	News Release issued by Worthington Industries, Inc. on March 29, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: March 29, 2017	By:	/s/ Dale T. Brinkman
Dale T. Brinkman
Vice President-Administration, General Counsel and Secretary